Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Frank Chessman, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the quarterly report on Form 10-Q of The Alkaline Water Company Inc. for the period ended December 31, 2022 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of The Alkaline Water Company Inc.

February 28, 2023

/s/ Frank Chessman
Frank Chessman
President and Chief Executive Officer
(Principal Executive Officer)